Exhibit 1.1

Execution Version

Summit Midstream Partners, LP

300,000 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual

Preferred Units Representing Limited Partner Interests

UNDERWRITING AGREEMENT

November 9, 2017

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

As Representative of the Underwriters

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), proposes to sell an aggregate of 300,000 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Units”) representing limited partner interests in the Partnership (the “Series A Preferred Units”) to the underwriters (the “Underwriters”) named in Schedule I attached to this agreement (this “Agreement”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative (in such capacity, the “Representative”). This Agreement is to confirm the agreement concerning the purchase of the Units from the Partnership by the Underwriters.

The Partnership, Summit Midstream GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and Summit Midstream Holdings, LLC, a Delaware limited liability company (“Summit Midstream”), are referred to collectively herein as the “Partnership Parties.” Summit Midstream, DFW Midstream Services LLC, a Delaware limited liability company (“DFW”), Grand River Gathering, LLC, a Delaware limited liability company (“Grand River”), Red Rock Gathering Company, LLC, a Delaware limited liability company (“Red Rock”), Bison Midstream, LLC, a Delaware limited liability company (“Bison”), Polar Midstream, LLC, a Delaware limited liability company (“Polar”), Epping Transmission Company, LLC, a Delaware limited liability company (“Epping”), Summit Midstream OpCo GP, LLC, a Delaware limited liability company (“OpCo GP”), Summit Midstream OpCo, LP, a Delaware limited partnership (“OpCo”), Meadowlark Midstream Company, LLC, a Delaware limited liability company (“Meadowlark Midstream”), Tioga Midstream, LLC, a Delaware limited liability company (“Tioga Midstream”), Summit Midstream Utica, LLC, a Delaware limited liability company (“Summit Utica”), Summit Midstream Marketing, LLC, a Delaware limited liability company (“Marketing”), and Summit Midstream Permian, LLC, a Delaware limited liability company (“Permian”), are referred to collectively herein as the “Operating Subsidiaries.” The Partnership Parties and the Operating Subsidiaries are referred to collectively herein as the “Partnership Entities.”

On the Delivery Date (as defined in Section 4), the General Partner will amend and restate the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Original Partnership Agreement”) to be the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended and Restated Partnership Agreement”) to authorize and establish the terms of the Series A Preferred Units. References herein to the “Partnership Agreement” for periods prior to the Delivery Date mean the Original Partnership Agreement and for periods on or after the Delivery Date mean the Amended and Restated Partnership Agreement.

1. Representations, Warranties and Agreements of the Partnership Parties. The Partnership Parties represent, warrant and agree that:

(a) Registration. A registration statement on Form S-3 (File No. 333-219196) relating to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to the Underwriter. As used in this Agreement:

(i) “Applicable Time” means 4:35 p.m. (New York City time) on November 9, 2017;

(ii) “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act, including any preliminary prospectus supplement thereto relating to the Units;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule IV hereto and each Issuer Free Writing Prospectus identified on Schedule II hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi) “Prospectus” means the final prospectus relating to the Units, including any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and

(vii) “Registration Statement” means collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

(b) No Stop Order. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(c) Ineligible Issuer. The Partnership was not at the time of the initial filing of the Registration Statement, is not on the date hereof and will not be on the Delivery Date, an “ineligible issuer” (as defined in Rule 405 under the Securities Act). The Partnership has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.

(d) Form of Documents. The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the Rules and Regulations of the Commission thereunder.

(e) No Material Misstatements or Omissions in the Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information is specified in Section 8(f).

(f) No Material Misstatements or Omissions in the Prospectus. The Prospectus will not, as of its date or as of the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) No Material Misstatements or Omissions in the Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information is specified in Section 8(f).

(h) No Material Misstatements or Omissions in Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 under the Securities Act), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus listed in Schedule II hereto in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The information included in each Issuer Free Writing Prospectus listed in Schedule II hereto does not conflict with the information contained in the Registration Statement or the most recent Preliminary Prospectus or to be contained in the Prospectus.

(i) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus, including the final term sheet attached as Schedule IV hereto, conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriters. The Partnership has retained in accordance with the Securities Act and the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the Rules and Regulations. The Partnership has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of the Units will not be required to be filed pursuant to the Securities Act and the Rules and Regulations thereunder.

(j) Forward-Looking and Supporting Information. Each of the statements made by the Partnership in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act was made or will be made with a reasonable basis and in good faith.

(k) Formation and Qualification of the Partnership Entities. Each of the Partnership Entities has been duly formed, is validly existing and in good standing as a limited partnership or limited liability company, as the case may be, under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign limited partnership or limited liability company, as the case may be, in each jurisdiction (as set forth on Schedule III) in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to (i) have a material adverse effect on the condition (financial or otherwise), results of operations, members’ equity or partners’ capital, properties, business or prospects of the Partnership and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability. Each of the Partnership Entities has all limited partnership or limited liability company power and authority, as the case may be, necessary to own or hold its properties and to conduct the businesses in which it is engaged.

(l) Power and Authority of General Partner. The General Partner has, and at the Delivery Date will have, full limited liability company power and authority to serve as general partner of the Partnership in all material respects as disclosed in the Registration Statement and the most recent Preliminary Prospectus.

(m) Ownership of the General Partner. Summit Midstream Partners Holdings, LLC, a Delaware limited liability company (“SMP Holdings”), owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (such agreement, together with any amendments and/or restatements thereof, the “General Partner LLC Agreement”) and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and SMP Holdings owns such membership interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (“Liens”), except for restrictions on transferability contained in the General Partner LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

(n) Ownership of the General Partner Interest in the Partnership. The General Partner is, and at the Delivery Date will be, the sole general partner of the Partnership, with an approximate 2.0% general partner interest in the Partnership (the “GP Interest”); the GP Interest has been, and on the Delivery Date will be, duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns the GP Interest free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

(o) Ownership of the Incentive Distribution Rights. The General Partner owns all of the incentive distribution rights of the Partnership (the “Incentive Distribution Rights”); the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and the General Partner owns such Incentive Distribution Rights free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

(p) Ownership of the Sponsor Units. As of the date hereof, SMP Holdings owns 25,854,581 common units representing limited partner interests in the Partnership (the “Common Units” and, as held by SMP Holdings, the “Sponsor Units”); and SMP Holdings owns all of the Sponsor Units free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

(q) Ownership of Summit Midstream. The Partnership owns a 100% membership interest in Summit Midstream; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Summit Midstream (such agreement, together with any amendments and/or restatements thereof, the “Midstream LLC Agreement”) and are fully paid (to the extent required under the Midstream LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Midstream LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any,

and (ii) Liens permitted or arising under or in connection with that certain Third Amended and Restated Credit Agreement, dated May 26, 2017, among Summit Midstream, as borrower, the lenders party thereto and The Royal Bank of Scotland plc, as administrative agent, as amended to date (the “Revolving Credit Agreement”).

(r) Ownership of DFW. Summit Midstream owns 100% of the outstanding membership interests of DFW; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of DFW (such agreement, together with any amendments and/or restatements thereof, the “DFW LLC Agreement”) and are fully paid (to the extent required under the DFW LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interests are owned free and clear of all Liens, except for (i) restrictions on transferability contained in the DFW LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(s) Ownership of Grand River. Summit Midstream owns a 100% membership interest in Grand River, such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Grand River (such agreement, together with any amendments and/or restatements thereof, the “Grand River LLC Agreement”) and is fully paid (to the extent required under the Grand River LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Grand River LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(t) Ownership of Red Rock. Grand River owns a 100% membership interest in Red Rock, such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Red Rock (such agreement, together with any amendments and/or restatements thereof, the “Red Rock LLC Agreement”) and is fully paid (to the extent required under the Red Rock LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Red Rock LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(u) Ownership of Bison. Summit Midstream owns a 100% membership interest in Bison, such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Bison (such agreement, together with any amendments and/or restatements thereof, the “Bison LLC Agreement”) and is fully paid (to the extent required under the Bison LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Bison LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(v) Ownership of Epping. Bison owns a 100% membership interest in Epping, such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Epping (such agreement, together with any amendments and/or restatements thereof, the “Epping LLC Agreement”) and is fully paid (to the extent required under the Epping LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Epping LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(w) Ownership of Polar. Bison owns a 100% membership interest in Polar, such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Polar (such agreement, together with any amendments and/or restatements thereof, the “Polar LLC Agreement”) and is fully paid (to the extent required under the Polar LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Polar LLC Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(x) Ownership of OpCo GP. Summit Midstream owns a 100% membership interest in OpCo GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of OpCo GP (such agreement, together with any amendments and/or restatements thereof, the “OpCo GP LLC Agreement”) and is fully paid (to the extent required under the OpCo GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the OpCo GP LLC Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(y) Ownership of OpCo. OpCo GP owns the non-economic general partner interest in OpCo, and Summit Midstream owns a 99% limited partnership interest in OpCo; such partnership interests have been duly authorized and validly issued in accordance with the agreement of limited partnership of OpCo (such agreement, together with any amendments and/or restatements thereof, the “OpCo Partnership Agreement”) and, with respect to Summit Midstream’s limited partnership interest in OpCo, are fully paid (to the extent required under the OpCo Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and OpCo GP and Summit Midstream each own their respective partnership interests free and clear of all Liens, except for (i) restrictions on transferability contained in the OpCo Partnership Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(z) Ownership of Meadowlark Midstream. OpCo owns a 100% membership interest in Meadowlark Midstream; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Meadowlark Midstream (such agreement, together with any amendments and/or restatements thereof, the “Meadowlark Midstream LLC Agreement”) and is fully paid (to the extent required under the Meadowlark Midstream LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Meadowlark Midstream LLC Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(aa) Ownership of Tioga Midstream. Meadowlark Midstream owns a 100% membership interest in Tioga Midstream; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Tioga Midstream (such agreement, together with any amendments and/or restatements thereof, the “Tioga Midstream LLC Agreement”) and is fully paid (to the extent required under the Tioga Midstream LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Tioga Midstream LLC Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(bb) Ownership of Permian. Summit Midstream owns a 100% membership interest in Permian; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Permian (such agreement, together with any amendments and/or restatements thereof, the “Permian LLC Agreement”) and is fully paid (to the extent required under the Permian LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Permian LLC Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(cc) Ownership of Summit Utica. OpCo owns a 100% membership interest in Summit Utica; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Summit Utica (such agreement, together with any amendments and/or restatements thereof, the “Summit Utica LLC Agreement” and, together with the Partnership Agreement, the General Partner LLC Agreement, the Midstream LLC Agreement, the DFW LLC Agreement, the Grand River LLC Agreement, the Red Rock LLC Agreement, the Bison LLC Agreement, the Epping LLC Agreement, the Polar LLC Agreement, the OpCo GP LLC Agreement, the OpCo Partnership Agreement, the Meadowlark Midstream LLC Agreement, the Tioga Midstream LLC Agreement and the Permian LLC Agreement, the “Organizational Agreements”) and is fully paid (to the extent required under the Summit Utica LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Summit Utica LLC Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(dd) Minority-Owned Entities. Summit Utica owns a 40% membership interest in Ohio Gathering Company, L.L.C. (“Ohio Gathering”) and a 40% membership interest in Ohio Condensate Company, L.L.C. (“Ohio Condensate” and, together with Ohio Gathering, the “Minority Owned Entities”); such membership interests have been duly authorized and validly issued in accordance with their respective limited liability company agreements (such agreements, together with any amendments and/or restatements thereof, the “Ohio LLC Agreements”) and are fully paid, to the knowledge of the Partnership Parties (to the extent required under the Ohio LLC Agreements), and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interests are owned free and clear of all Liens, except for (i) restrictions on transferability contained in the Ohio LLC Agreements or as described in the Registration Statement, the Disclosure Package and the Prospectus, if any, and (ii) Liens permitted or arising under or in connection with the Revolving Credit Agreement.

(ee) Duly Authorized and Validly Issued Units. At the Applicable Time, the Units to be sold by the Partnership and the limited partner interests represented thereby will have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(ff) Capitalization of the Partnership. At the Applicable Time, the issued and outstanding partnership interests of the Partnership will consist of 73,060,122 Common Units, the GP Interest and the Incentive Distribution Rights. All outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(gg) No Other Subsidiaries. Other than the GP Interest and the Incentive Distribution Rights and the limited liability company interests, limited partner interests and capital stock in the Operating Subsidiaries, the Minority-Owned Entities, Summit Finance Corp., a Delaware corporation (“Summit Finance”), Summit Midstream Permian Finance Corp., a Delaware corporation (“Summit Permian Finance”), and Summit Midstream Niobrara, LLC, a Delaware limited liability company (“Niobrara”), as applicable, the General Partner does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than the Partnership’s direct or indirect ownership interests in each of the Operating Subsidiaries, the Minority-Owned Entities, Summit Finance, Summit Permian Finance and Niobrara, the Partnership does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Each of Summit Finance, Summit Permian Finance and Niobrara was formed for the sole purpose of a specific transaction or set of transactions and has no operating assets.

(hh) Conformity of Units to Descriptions. The Units conform in all material respects to the description thereof contained in the Registration Statement and the Pricing Disclosure Package and to be contained in the Prospectus.

(ii) No Equity Securities, Options, Preemptive Rights, Registration Rights, or Other Rights. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no profits interests or other equity interests, options, warrants, preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities, in each case pursuant to the Organizational Agreements, the certificates of limited partnership or formation or any other organizational documents of any such Partnership Entity or any other agreement or other instrument to which any such Partnership Entity is a party or by which any such Partnership Entity may be bound. Except with respect to any such rights that have been effectively waived or as provided in the Partnership Agreement, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Partnership.

(jj) Authority and Authorization. Each of the Partnership Parties has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. At the Delivery Date, all limited partnership or limited liability company action, as the case may be, required to be taken by any of the Partnership Entities or any of their respective unitholders, members, partners or stockholders for the authorization, issuance, sale and delivery of the Units to be sold by the Partnership and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(kk) Authorization, Execution and Delivery of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by or on behalf of each of the Partnership Parties.

(ll) Authorization, Execution, Delivery and Enforceability of the Organizational Agreements. The Organizational Agreements have been (and, in the case of the Amended and Restated Partnership Agreement, will be on the Delivery Date) duly authorized, executed and delivered by the parties thereto, and are (and, in the case of the Amended and Restated Partnership Agreement, will be on the Delivery Date) valid and legally binding agreements of such parties, enforceable against such parties in accordance with their terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(mm) No Conflicts. None of (i) the offering, issuance or sale of the Units as described in the Registration Statement and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Partnership Parties or (iii) the consummation of the transactions contemplated by this Agreement, including the execution and delivery of the Amended and Restated Partnership Agreement (A) conflicts with or will conflict with or constitutes or will constitute a violation of the Organizational Agreements, certificates of limited partnership or formation or conversion or other governing document of any of the Partnership Entities (collectively, the “Organizational Documents”), (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a change of control or default (or an event that, with notice or lapse of time or both, would constitute such an event) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or is bound or (D) results or will result in the creation or imposition of any Lien (other than Liens arising under or in connection with the Revolving Credit Agreement) upon any property or assets of any of the Partnership Entities, except with respect to clauses (B), (C) and (D) for any such conflicts, violations, breaches, defaults or Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(nn) No Consents. No consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties or assets is required in connection with (i) the offering or sale of the Units as described in the Registration Statement and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Partnership Parties or (iii) the consummation of the transactions contemplated by this Agreement, including the execution and delivery of the Amended and Restated Partnership Agreement, except (A) for registration of the Units under the Securities Act and consents required under the Exchange Act, applicable state securities or “Blue Sky” laws, and the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the consummation of the transactions contemplated by this Agreement, and (D) as described in the Registration Statement and the most recent Preliminary Prospectus.

(oo) No Defaults. None of the Partnership Entities is in (i) violation of its Organizational Documents, (ii) violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or (iii) breach, default (or an event that, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the cases of clause (ii) or (iii), would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(pp) Financial Statements. The financial statements (including the related notes and supporting schedules) and other financial information included or incorporated by reference in the Registration Statement and the most recent Preliminary Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein. The summary historical financial and operating data included or incorporated by reference in the Registration Statement and the most recent Preliminary Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which they have been derived, except as described therein. The other financial information of the Partnership (or its predecessor for accounting purposes), including non-GAAP financial measures included or incorporated by reference in the Registration Statement and the most recent Preliminary Prospectus, has been derived from the accounting records of the Partnership Entities or their predecessors for accounting purposes, fairly presents in all material respects the information purported to be shown thereby and complies with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement or the most recent Preliminary Prospectus that are not so included as required and the Partnership Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto) or the most recent Preliminary Prospectus.

(qq) Independent Registered Public Accounting Firms. Each of Deloitte & Touche LLP and PricewaterhouseCoopers LLP, who has certified certain financial statements of the Partnership and its consolidated subsidiaries (including the related notes thereto), whose reports appear in the Registration Statement and the most recent Preliminary Prospectus, or are incorporated by reference therein, is and was during the periods covered by such financial statements an independent registered public accounting firm with respect to such entities as required by the Securities Act and the Public Company Accounting Oversight Board.

(rr) Books and Records. The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ss) Disclosure Controls and Procedures. (i) The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), and (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports to be filed or submitted under the Exchange Act is accumulated and communicated to the Partnership and the principal executive officer and principal financial officer of the General Partner to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(tt) No Changes in Internal Controls. Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by Deloitte & Touche, LLP, (i) the Partnership has not been advised of (A) any significant deficiencies in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the ability of the Partnership Entities to record, process, summarize and report financial information, or any material weaknesses in internal controls over financial reporting of the Partnership Entities or (B) any fraud, whether or not material, that involves management or other employees of any Partnership Entity who have a significant role in the Partnership Entities’ internal control over financial reporting and (ii) there have been no changes in the Partnership Entities’ internal control over financial reporting that have materially affected or are reasonably likely to material affect the Partnership Entities’ internal controls over financial reporting.

(uu) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Partnership or, to the knowledge of the Partnership Parties, any of the General Partner’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated in connection therewith or the rules of The New York Stock Exchange, in each case that are effective and applicable to the Partnership.

(vv) No Material Changes. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, none of the Partnership Entities has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities, (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business or (v) declared or paid any distribution or dividend on its equity interests, and since such date, there has not been any change in the partnership or limited liability interests, as applicable, or long-term debt of any of the Partnership Entities or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, partners’ capital, properties, management, business or prospects of the Partnership Entities taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ww) Title to Properties. Each of the Partnership Entities has good and indefeasible title to all real property owned in fee by the Partnership Entities (excluding easements or rights-of-way) and good title to all personal property owned by it, in each case free and clear of all Liens except (i) as described in the Registration Statement and the most recent Preliminary Prospectus, (ii) such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by any of the Partnership Entities or (iii) that arise under or are expressly permitted by the Revolving Credit Agreement. All assets held under lease by each of the Partnership Entities are held by it under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such assets by any of the Partnership Entities as described in the Registration Statement and the most recent Preliminary Prospectus.

(xx) Rights of Way. Each of the Partnership Entities has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, subject to the limitations described in the Registration Statement and the most recent Preliminary Prospectus, if any, except for (i) qualifications, reservations and encumbrances with respect thereto that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed, in all material respects, its obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that, individually or in the aggregate, would not have a Material Adverse Effect; and none of such rights-of-way contains any restriction that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(yy) Permits. Each of the Partnership Entities has such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own its properties and conduct its business in the manner described in the Registration Statement and the most recent Preliminary Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Partnership Entities has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect. No event has occurred that would prevent the Permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such Permit, except for such non-renewals, non-issuances, revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(zz) Intellectual Property. Each of the Partnership Entities owns, licenses or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business and has no reason to believe that the conduct of its business conflicts with, and has not received any notice of any claim of conflict with, any such rights of others.

(aaa) Legal Proceedings. Except as disclosed in the Registration Statement or the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which any of the Partnership Entities is a party or of which any property or assets of any of the Partnership Entities is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance by any Partnership Entity of this Agreement or the consummation of the transactions contemplated hereby; and to the Partnership Parties’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(bbb) Contracts to be Described or Filed. There are no contracts or other documents required to be described in the Registration Statement or the most recent Preliminary Prospectus or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects. Each such contract and other document is in full force and effect and (assuming that such contracts and documents constitute the legal, valid and binding obligation of the other persons party thereto) is valid and enforceable by and against the Partnership Entities, as the case may be, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as would not reasonably be expected to have a Material Adverse Effect. The Partnership Parties have no knowledge that any other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

(ccc) Summaries of Law. Statements made in the most recent Preliminary Prospectus insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, or legal or governmental proceedings, constitute accurate summaries of the terms of such statutes, rules and regulations, and legal and governmental proceedings.

(ddd) Insurance. Each of the Partnership Entities carries, or is covered by, insurance from reputable insurers in such amounts and covering such risks as is reasonably adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of any of the Partnership Entities are in full force and effect; each of the Partnership Entities is in compliance with the terms of such policies in all material respects; and none of the Partnership Entities has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance. There are no claims by any of the Partnership Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause and none of the Partnership Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(eee) Certain Relationships and Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Partnership Entities, on the one hand, and any “affiliate,” equity holder, director, manager, officer, customer or supplier of any of the Partnership Entities, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement and the most recent Preliminary Prospectus that is not so disclosed. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by any Partnership Entity to or for the benefit of any of the officers, directors or managers of any Partnership Entity or their respective family members.

(fff) No Labor Dispute. No labor disturbance by or dispute with the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership Parties, is imminent or threatened that could reasonably be expected to have a Material Adverse Effect.

(ggg) Environmental Compliance. (i) Each of the Partnership Entities is, and at all times prior hereto has been, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional or local authority, relating to pollution, the protection of human health or safety, the environment, natural resources, or the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) no Partnership Entity has received notice or otherwise has knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or liability would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (x) there are no proceedings that are pending, or known to be contemplated, against any of the Partnership Entities under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) none of the Partnership Entities is aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of any of the Partnership Entities, and (z) none of the Partnership Entities anticipates material capital expenditures relating to Environmental Laws.

(hhh) Tax Returns. The Partnership Entities have filed all federal, state, local and foreign tax returns required to be filed through the date hereof (which returns are complete and correct in all material respects), subject to permitted extensions, and have timely paid all taxes due, and no tax deficiency has been determined adversely to the Partnership Entities, nor does any of the Partnership Parties have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be, asserted against the Partnership Entities that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(iii) ERISA. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B)no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Partnership nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(jjj) Statistical and Market-Related Data. The statistical and market-related data included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus are based on or derived from sources that the Partnership believes to be reliable in all material respects.

(kkk) Investment Company. None of the Partnership Entities is, and as of the Delivery Date, after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the Prospectus, none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(lll) No Brokers. None of the Partnership Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(mmm) Other Sales. The Partnership has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(nnn) Stabilization. The Partnership and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

(ooo) Distribution of Offering Materials. None of the Partnership Entities has distributed and, prior to the later to occur of the Delivery Date and completion of the distribution of the Units, none will distribute, any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriters have consented in accordance with Section 1(i) or Section 5(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule II hereto.

(ppp) Anti-Corruption. None of the Partnership Entities nor, to the knowledge of the Partnership Parties, any director, officer, agent, employee or other person associated with or acting on behalf of any of the Partnership Entities, has (i) used any of its funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from its funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(qqq) Money Laundering. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Partnership Entity with respect to the Money Laundering Laws is pending or, to the knowledge of any of the Partnership Entities, threatened.

(rrr) OFAC. None of the Partnership Entities nor, to the knowledge of the Partnership Parties, any director, officer, agent, employee or affiliate of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(sss) Distribution Restrictions. None of the Operating Subsidiaries is currently prohibited, directly or indirectly, from paying any distributions to the Partnership, from making any other distribution on such subsidiary’s equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership.

(ttt) XBRL. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(uuu) FINRA Affiliations. To the knowledge of the Partnership Parties, there are no affiliations or associations between any member of the FINRA and any of the General Partner’s officers or directors or the Partnership’s 5% or greater security holders, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

Any certificate signed by any officer of any of the Partnership Parties and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership, as to matters covered thereby, to the Underwriter.

2. Purchase of the Units by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell 300,000 Units to the Underwriters, and the Underwriters agree to purchase such Units.

The purchase price payable by the Underwriters for the Units shall be $979.9233 per Unit.

The Partnership is not obligated to deliver any of the Units to be delivered on the Delivery Date, except upon payment for all such Units to be purchased on the Delivery Date as provided herein.

3. Offering of Units by the Underwriters. Upon authorization by the Underwriters of the release of the Units, the Underwriters propose to offer the Units for sale upon the terms and conditions to be set forth in the Prospectus.

4. Delivery of and Payment for the Units. Delivery of and payment for the Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Partnership. This date and time are sometimes referred to as the “Delivery Date.” Delivery of the Units shall be made to the account of the Underwriters against payment by the Underwriters of the aggregate purchase price of the Units being sold by the Partnership to or upon the order of the Partnership by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder. The Partnership shall deliver the Units through the facilities of The Depository Trust Company (“DTC”) unless the Underwriters shall otherwise instruct.

5. Further Agreements by the Partnership Parties and the Underwriter.

(a) The Partnership Parties jointly and severally covenant and agree with the Underwriter:

(i) Preparation of Prospectus. To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Delivery Date except as provided herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly their best efforts to obtain its withdrawal.

(ii) Copies of Registration Statement. To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii) Copies of Documents. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon its request, to file such document and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

(iv) Filing of Amendment or Supplement. To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Partnership or the Underwriters, be required by the Securities Act or requested by the Commission.

(v) Copies of Amendment or Supplement. Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing.

(vi) Issuer Free Writing Prospectus. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter; provided that the prior written consent of the parties shall be deemed to have been given in respect of the Issuer Free Writing Prospectus included in Schedule II hereto.

(vii) Rule 433. To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any event shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without charge to the Underwriters as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(viii) Earnings Statement. As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Partnership’s security holders and to deliver to the Underwriters an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations.

(ix) Blue Sky Laws. Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(x) Lock-Up Period. For a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus, not to, directly or indirectly, (A) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Series A Preferred Units or securities convertible into or exercisable or exchangeable for Series A Preferred Units, or sell or grant options, rights or warrants with respect to any Series A Preferred Units or securities convertible into or exercisable or exchangeable for Series A Preferred Units, or, in either case, any securities that are substantially similar to the Series A Preferred Units, (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Series A Preferred Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Series A Preferred Units or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Series A Preferred Units or securities convertible, exercisable or exchangeable into Units or other securities of the Partnership or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representative.

(xi) Stabilization. To not take, directly or indirectly, any action that constitutes, or that is designed to or reasonably would be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

(xii) DTC. To use its commercially reasonable efforts to cause the Units to be eligible for clearance, settlement, and trading through the facilities of the DTC.

(xiii) Use of Proceeds. To apply the net proceeds from the sale of the Units being sold by the Partnership as set forth in the Prospectus under the caption “Use of Proceeds.”

(xiv) Necessary Actions. To do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Delivery Date, and to satisfy all conditions precedent to the Underwriter’s obligations hereunder to purchase the Units.

(b) The Underwriters agree that they shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Underwriters without the prior consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by any Partnership Party with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this paragraph, shall not be deemed to include information prepared by or on behalf of the Underwriters on the basis of or derived from issuer information.

6. Expenses. The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by FINRA of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriters in an amount that is not greater than $20,000); (f) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (g) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Underwriter); (h) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, reasonably incurred expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Partnership; and (i) all other reasonably incurred costs and expenses incident to the performance of the obligations of the Partnership Parties under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

7. Conditions of Underwriter’s Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties of their obligations hereunder, and to each of the following additional terms and conditions:

(a) Filing of Prospectus; No Stop Order. The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b) No Misstatements or Omissions. The Underwriters shall not have discovered and disclosed to the Partnership on or prior to the Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Vinson & Elkins L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein (in the case of the Prospectus and the Pricing Disclosure Package, in the light of the circumstances under which such statements were made) not misleading.

(c) Authorization and Validity. All limited partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Organizational Agreements, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement (and any other transactions contemplated by this Agreement) shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Partnership Entities’ Counsel Opinion. Baker Botts L.L.P., as counsel to the Partnership Entities, shall have furnished to the Underwriters its written opinion addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit A.

(e) General Counsel Opinion. Brock M. Degeyter shall have furnished to the Underwriters his written opinion, as general counsel to the General Partner, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B.

(f) Local Counsel Opinion. Richards, Layton & Finger P.A., shall have furnished to the Underwriters its written opinion, as special counsel to the Partnership, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit C.

(g) Underwriter’s Counsel Opinion. The Underwriters shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the offering and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriters may reasonably require, and the Partnership Parties shall have furnished to such counsel such documents as such counsel reasonably requests for the purpose of enabling it to pass upon such matters.

(h) Comfort Letters. At the time of execution of this Agreement, the Underwriters shall have received from each of PricewaterhouseCoopers LLP and Deloitte & Touche, LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) Bring-Down Comfort Letters. With respect to the letters of PricewaterhouseCoopers LLP and Deloitte & Touche, LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), the Partnership shall have furnished to the Underwriters letters (the “bring-down letters”) of such accountants, addressed to the Underwriters and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j) Partnership Parties Officers’ Certificate. The Partnership Parties shall have furnished to the Underwriters a certificate, dated the Delivery Date, of the Chief Executive Officer and the Chief Financial Officer of the General Partner as to such matters as the Underwriters may reasonably request, including, without limitation, a statement that:

(i) The representations, warranties and agreements of the Partnership Parties in Section 1 are true and correct on and as of the Delivery Date, and the Partnership Parties have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened;

(iii) They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A)(1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth; and

(iv) Attached to such certificate is a list of all of the subsidiaries of the Partnership that, individually or in the aggregate, constitute a “Significant Subsidiary” as such term is defined under Rule 102 of Regulation S-X of the Commission.

(k) No Material Change. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) none of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (ii) since such date there shall not have been any change in the equity interests or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, partners’ capital or members’ equity, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l) No Downgrading. Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Partnership Parties’ and Summit Finance’s debt securities or preferred equity by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership Parties’ and Summit Finance’s debt securities or preferred equity.

(m) No Other Changes. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on The New York Stock Exchange, or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement and clearance of such trading generally shall have been materially disrupted, or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) trading in the Common Units shall have been suspended by the Commission or the New York Stock Exchange, (iii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, or (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(n) Amended and Restated Partnership Agreement. On the Delivery Date, the General Partner, on its own behalf and on behalf of the limited partners of the Partnership, shall have executed and delivered the Amended and Restated Partnership Agreement in form and substance reasonably satisfactory to the Underwriters.

(o) Other Certificates. On or prior to the Delivery Date, the Partnership Parties shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

8. Indemnification and Contribution.

(a) The Partnership Parties hereby agree, jointly and severally, to indemnify and hold harmless each Underwriter, its directors, officers, employees and selling agents of such Underwriter, each affiliate of each of the Underwriters who has participated or is alleged to have participated in the distribution of the Units as underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, affiliate, director, officer, employee, selling agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter, (D) any materials or information provided to investors by, or with the approval of, the Partnership in connection with the marketing or the offering of the Units, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”), or (E) any Blue Sky application or other document prepared or executed by the Partnership (or based upon any written information furnished by the Partnership for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky application, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in light of the circumstances under which they were made) not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee, selling agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by each Underwriter, affiliate, director, officer, employee, selling agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that none of the Partnership Parties shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or

any Blue Sky Application in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(f). The foregoing indemnity agreement is in addition to any liability which the Partnership may otherwise have to any Underwriter or to any affiliate, director, officer, employee, selling agent or controlling person of that Underwriter.

(b) Each Underwriter shall indemnify and hold harmless each Partnership Party, their respective directors, officers and employees, and each person, if any, who controls such Partnership Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such Partnership Party or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Partnership Parties or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure, and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this

Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees, selling agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees, selling agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party; provided, however, that the indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) chosen by the indemnified party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) except as provided by Section 8(f), be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, from the offering of the Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership Parties, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the offering of the Units exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(c) effected without its written consent if (i) such settlement, compromise or consent is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f) The Underwriters confirm and the Partnership Parties acknowledge and agree that the statements regarding delivery of the Units by the Underwriters set forth on the cover page, the statements in the first sentence of the first paragraph following the table under the caption “Underwriting—Commissions and Discounts,” and the paragraph relating to stabilization by the Underwriters under the caption “Underwriting—Price Stabilization, Short Positions” in the most recent Preliminary Prospectus and the

Prospectus, are correct and constitute the only information concerning the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

9. Defaulting Underwriters.

(a) If, on the Delivery Date, any Underwriter defaults in its obligations to purchase the Units that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Units by the non-defaulting Underwriters or other persons satisfactory to the Partnership on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Units, then the Partnership shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Units on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Partnership that they have so arranged for the purchase of such Units, or the Partnership notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Units, either the non-defaulting Underwriters or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Partnership agrees to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Units that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Partnership as provided in paragraph (a) above, the total number of Units that remains unpurchased does not exceed one-eleventh of the total number of all Units, then the Partnership shall have the right to require each non-defaulting Underwriter to purchase the total number of Units that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of Units that such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.

(c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Partnership as provided in paragraph (a) above, the total number of Units that remains unpurchased exceeds one-eleventh of the total number of all the Units, or if the Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Partnership, except that the Partnership will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership or any non-defaulting Underwriter for damages caused by its default.

10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Partnership prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 7(l) or 7(m) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

11. Reimbursement of Underwriter’s Expenses. If (a) the Partnership shall fail to tender the Units for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership shall pay the full amount thereof to the Underwriters. If this Agreement is terminated by reason of the default of one or more of the Underwriters, the Partnership shall not be obligated to reimburse the defaulting Underwriter on account of those expenses.

12. Research Analyst Independence. The Partnership Parties acknowledge that the Underwriters’ research analysts and research department are required to be independent from their respective investment banking division and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking division. The Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to any of the Partnership Parties by the Underwriters’ investment banking division. The Partnership Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13. No Fiduciary Duty. The Partnership Parties acknowledge and agree that in connection with this offering, the sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Partnership Parties and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, experts or otherwise, to any of the Partnership Parties, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Partnership Parties shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their affiliates may have interests that differ from those of the Partnership Parties. The Partnership Parties hereby waive any claims that any of the Partnership Parties may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, NY1-050-12-02, New York, New York 10020, Facsimile: (646) 855-5958, Attention: High Grade Transaction Management/Legal; and

(b) if to any of the Partnership Parties, shall be delivered or sent by mail to the address of the Partnership set forth in the Registration Statement, Attention: Brock M. Degeyter (Fax: 214-306-8047).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and selling agents of the Underwriters, each affiliate of the Underwriters who has participated or is alleged to have participated in the distribution of the Units as underwriters, and each person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the General Partner, the officers of the General Partner who have signed the Registration Statement and any person controlling the Partnership within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17. Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

18. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. Waiver of Jury Trial. The Partnership Parties and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their clients, including the Partnership Parties, which information may include the name and address of their clients, as well as other information that will allow each of the Underwriters to properly identify its clients.

21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows]

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SUMMIT MIDSTREAM PARTNERS, LP

By:	Summit Midstream GP, LLC,
its General Partner

By:	/s/ Steven J. Newby
Name:	Steven J. Newby
Title:	President and Chief Executive Officer

SUMMIT MIDSTREAM GP, LLC

By:	/s/ Steven J. Newby
Name:	Steven J. Newby
Title:	President and Chief Executive Officer

SUMMIT MIDSTREAM HOLDINGS, LLC

By:	/s/ Steven J. Newby
Name:	Steven J. Newby
Title:	President and Chief Executive Officer

Signature Page to Underwriting Agreement

Accepted:

MERRILL LYNCH, PIERCE, FENNER & SMITH

                          INCORPORATED

By:	/s/ J. Lex Maultsby
Name: J. Lex Maultsby
Title: Managing Director

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriters	Number of Units
Merrill Lynch, Pierce, Fenner & Smith Incorporated	131,732
Credit Suisse Securities (USA) LLC.	30,594
Morgan Stanley & Co. LLC	30,594
Wells Fargo Securities, LLC	30,594
BBVA Securities Inc.	9,178
BMO Capital Markets Corp.	9,178
Deutsche Bank Securities Inc.	9,178
ING Financial Markets LLC	9,178
RBC Capital Markets, LLC	9,178
Regions Securities LLC	9,178
TD Securities (USA) LLC	9,178
BB&T Capital Markets, a division of BB&T Securities, LLC	3,060
Capital One Securities, Inc.	3,060
Citigroup Global Markets Inc.	3,060
Citizens Capital Markets, Inc.	3,060

Total	300,000

Schedule I-1

SCHEDULE II

Issuer Free Writing Prospectus included in Pricing Disclosure Package: Final Term Sheet substantially in the form set forth in Schedule IV.

Issuer Free Writing Prospectus not included in Pricing Disclosure Package: Summit Midstream Partners, LP Investor Presentation November 6, 2017; and Summit Midstream Partners, LP Investor Presentation November 8, 2017.

Schedule II-1

SCHEDULE III

LIST OF JURISDICTIONS OF FOREIGN QUALIFICATION

Entity	Jurisdiction of Formation	Foreign Qualifications
Summit Midstream Partners, LP	Delaware	Texas; Georgia
Summit Midstream GP, LLC	Delaware	Texas; Georgia
Summit Midstream Holdings, LLC	Delaware	Colorado, Georgia, Texas
Grand River Gathering, LLC	Delaware	Colorado
DFW Midstream Services LLC	Delaware	Texas; West Virginia
Bison Midstream, LLC	Delaware	North Dakota
Red Rock Gathering Company, LLC	Delaware	Colorado; Utah
Epping Transmission Company, LLC	Delaware	North Dakota
Polar Midstream, LLC	Delaware	North Dakota
Summit Midstream OpCo GP, LLC	Delaware	Colorado; North Dakota
Summit Midstream OpCo, LP	Delaware	None
Meadowlark Midstream Company, LLC	Delaware	Colorado; North Dakota; Wyoming
Tioga Midstream, LLC	Delaware	North Dakota
Summit Midstream Utica, LLC	Delaware	Ohio
Summit Midstream Marketing, LLC	Delaware	Colorado; Texas
Summit Midstream Permian, LLC	Delaware	New Mexico, Texas

Schedule III-1

SCHEDULE IV

Final Term Sheet

300,000 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units

(Liquidation Preference $1,000 per unit)

The information in this final term sheet supplements the preliminary prospectus supplement of Summit Midstream Partners, LP, dated November 6, 2017 (the “Preliminary Prospectus Supplement”), and supersedes the information in the Preliminary Prospectus Supplement to the extent it is inconsistent with the information in the Preliminary Prospectus Supplement. Terms used but not defined herein have the meanings assigned to such terms in the Preliminary Prospectus Supplement.

Issuer:	Summit Midstream Partners, LP

Trade Date:	November 9, 2017

Settlement Date:	November 14, 2017 (T + 3)

Title of Securities:	9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “units”).

Number of Units:	300,000 units.

Public Offering Price:	$1,000 per unit; $300,000,000 total.

Use of Proceeds:

The issuer expects to receive net proceeds of approximately $293 million from the sale of the units, after deducting underwriting discounts and estimated offering expenses. The issuer intends to use the net proceeds of this offering to repay outstanding borrowings under its revolving credit facility.

Maturity Date:	Perpetual (unless redeemed on or after December 15, 2022 or in connection with a Change of Control Triggering Event or a Ratings Event).

Liquidation Preference:	$1,000 plus accumulated and unpaid distributions (subject to adjustment for any splits, combinations, or similar adjustment to the units).

Distribution Payment Dates:

Semi-annually in arrears on the 15th day of each June and December through and including December 15, 2022, and, thereafter, quarterly in arrears on the 15th day of March, June, September and December of each year (each a “Distribution Payment Date”) to holders of record as of the close of business on the first Business Day of the month of the applicable Distribution Payment Date. A pro-rated initial distribution on the units will be payable on December 15, 2017 in an amount equal to approximately $7.9167 per unit. If any Distribution Payment Date otherwise would fall on a day that is not a Business Day, declared distributions will be paid on the immediately succeeding Business Day without the accumulation of additional distributions.

Distribution Rate:

The initial distribution rate for the units from and including the date of original issue to, but not including, December 15, 2022, will be 9.50% per annum of the $1,000 liquidation preference per unit (equal to $95 per unit per annum). On and after December 15, 2022, distributions on the units will accumulate for each distribution period at a percentage of the liquidation preference equal to the three-month LIBOR plus a spread of 7.43%.

Schedule IV-1

Change of Control:

If a Change of Control Triggering Event occurs, each holder of the units may require the issuer to repurchase all or a portion of such holder’s units at a purchase price equal to 101% of the liquidation preference plus an amount equal to all accumulated and unpaid distributions thereon to, but not including, the date of settlement. Any such redemption would be effected only out of funds legally available for such purpose and will be subject to compliance with the provisions of the issuer’s outstanding indebtedness.

If the issuer fails to make a Change of Control Offer, to the extent required, or to repurchase any of the units tendered by holders for repurchase as required in connection with a Change of Control Triggering Event, then, from and after the first date of such failure and until such repurchase is made, the distribution rate for the outstanding units will be 11.50% per annum (an increase of 2.0% per annum) prior to December 15, 2022, and on and after December 15, 2022, will accumulate for each distribution period at a percentage of the liquidation preference equal to the three-month LIBOR plus a spread of 9.43% (an increase of 2.0% per annum).

Optional Redemption:

At any time within 120 days after the conclusion of any review or appeal process instituted by the issuer following the occurrence of a Ratings Event, the issuer may, at its option, redeem the units in whole, but not in part, at a redemption price in cash per unit equal to $1,020 (102% of the liquidation preference of $1,000) plus an amount equal to all accumulated and unpaid distributions thereon to, but not including, the date fixed for redemption, whether or not declared. Any such redemption would be effected only out of funds legally available for such purpose and will be subject to compliance with the provisions of the issuer’s outstanding indebtedness.

At any time on or after December 15, 2022, the issuer may, at its option, redeem the units, in whole or in part, by paying the redemption price set forth below plus an amount equal to all accumulated and unpaid distributions thereon to, but not including, the date of redemption, whether or not declared.

The redemption price shall be as follows (assuming the units are redeemed during the 12-month period beginning on December 15 of the years indicated below):

Year	Redemption Price
2022	104% of liquidation preference
2023	102% of liquidation preference
2024 and thereafter	100% of liquidation preference

The issuer must provide not less than 30 days’ and not more than 60 days’ written notice of any such redemption. The issuer may undertake multiple partial redemptions. Any such redemption would be effected only out of funds legally available for such purposes and will be subject to compliance with the provisions of the issuer’s outstanding indebtedness.

CUSIP/ISIN:	866142AA0 / US866142AA01

Joint Book-Running Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated Credit Suisse Securities (USA) LLC Morgan Stanley & Co. LLC Wells Fargo Securities, LLC

Schedule IV-2

Senior Co-Managers:	BBVA Securities Inc. BMO Capital Markets Corp. Deutsche Bank Securities Inc. ING Financial Markets LLC RBC Capital Markets, LLC Regions Securities LLC TD Securities (USA) LLC

Co-Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC Capital One Securities, Inc. Citigroup Global Markets Inc. Citizens Capital Markets, Inc.

Listing:	The issuer does not intend to apply for the listing of the units on any securities exchange.

For the nine months ended September 30, 2017 and the year ended December 31, 2016 the issuer’s ratio of earnings to fixed charges, on a pro forma basis giving effect to this offering, would have been 2.76x and 1.14x, respectively.

All information (including financial information) presented in the Preliminary Prospectus Supplement is deemed to have changed to the extent affected by the changes described herein.

This communication is intended for the sole use of the person to whom it is provided by the issuer. This communication does not constitute an offer to sell the units and is not soliciting an offer to buy the units in any jurisdiction where the offer or sale is not permitted.

It is expected that delivery of the units will be made to investors on or about November 14, 2017, which will be the third business day following the date hereof (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the units on any date prior to the business day before delivery will be required to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the units who wish to trade the units on any date prior to the business day before delivery should consult their own advisors.

The issuer has filed a registration statement (including a base prospectus) and a prospectus supplement with the U.S. Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus supplement for this offering, the issuer’s prospectus in that registration statement and any other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1-(800) 294-1322, Credit Suisse Securities (USA) LLC at 1-(800) 221-1037, Morgan Stanley & Co. LLC at 1-(866) 718-1649 or Wells Fargo Securities, LLC at 1-(800) 645-3751.

Schedule IV-3

EXHIBIT A

FORM OF OPINION OF BAKER BOTTS L.L.P.

1. The Partnership is a limited partnership under the Delaware LP Act with limited partnership power and authority to own its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. We confirm that the Partnership is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the states set forth opposite its name on Annex I hereto.

2. The General Partner is a limited liability company under the Delaware LLC Act with limited liability company power and authority to own its properties, conduct its business and act as the general partner of the Partnership as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. We confirm that the General Partner is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the states set forth opposite its name on Annex I hereto.

3. Summit Midstream is a limited liability company under the Delaware LLC Act with limited liability company power and authority to own its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. We confirm that Summit Midstream is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the states set forth opposite its name on Annex I hereto.

4. Each of Red Rock, DFW, Grand River, Bison, Polar, OpCo and Utica (collectively, the “Covered Subsidiaries”) is a limited liability company or a limited partnership, as applicable, under the Delaware LLC Act or the Delaware LP Act with limited liability company or limited partnership, as applicable, power and authority to own its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. We confirm that each of the Covered Subsidiaries is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the states set forth opposite its name on Annex I hereto.

5. The Units have been duly authorized by the Partnership and, when issued and delivered to the Underwriters in accordance with the terms of this Agreement against payment of the consideration therefor, will be validly issued under the Delaware LP Act, and purchasers of the Units have no obligation to make further payments for their purchase of Units or contributions to the Partnership solely by reason of their ownership of the Units or their status as limited partners of the Partnership, except for their obligation to repay any funds wrongfully distributed to them or as they otherwise may have agreed.

6. The execution, delivery and performance of this Agreement by each of the Partnership Parties have been duly authorized by all necessary limited liability company or limited partnership action, as applicable, of each of the Partnership Parties, and this Agreement has been duly executed and delivered by each of the Partnership Parties.

7. The execution and delivery of this Agreement by each of the Partnership Parties and the issuance and sale of the Units by the Partnership to the Underwriters pursuant to this Agreement, do not on the date hereof:

(i)	violate the provisions of the Organizational Documents; or

(ii)	result in the breach of or a default under any agreements listed on Annex II; or

(iii)	violate any federal, Texas or New York statute, rule or regulation applicable to the Partnership Parties or the Covered Subsidiaries, the Delaware LP Act or the Delaware LLC Act; or

(iv)

require any consents, approvals, or authorizations to be obtained by the Partnership Parties or the Covered Subsidiaries from, or any registrations, declarations or filings to be made by the Partnership Parties or the Covered Subsidiaries with, any governmental authority under (a) any federal, Texas or New York statute, rule or regulation applicable to the Partnership Parties or the Covered Subsidiaries or (b) the Delaware LP Act or the Delaware LLC Act, in each case, that have not been obtained or made.

8. The Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings by the Commission for that purpose have been instituted and are pending under the Securities Act.

9. The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Provisions of Our Partnership Agreement Relating to Cash Distributions,” “Description of Our Series A Preferred Units” and “The Partnership Agreement” insofar as they purport to constitute a summary of the terms of the Units are accurate descriptions or summaries in all material respects.

10. The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Provisions of Our Partnership Agreement Relating to Cash Distributions,” “Description of Our Series A Preferred Units,” “The Partnership Agreement” and “Investment in Summit Midstream Partners, LP by Employee Benefits Plans,” insofar as they purport to describe or summarize certain provisions of the documents or federal laws or the Delaware LP Act or the Delaware LLC Act referred to therein, are accurate descriptions or summaries in all material respects.

11. With the consent of the Underwriters, based solely upon a review on the date hereof of the General Partner LLC Agreement, all of the issued and outstanding limited liability company interests of the General Partner (the “GP Membership Interests”) are owned of record by Summit Midstream Partners Holdings, LLC, a Delaware limited liability company (“SMP Holdings”). The issuance and sale of the GP Membership Interests has been duly authorized by all necessary limited liability company action of the General Partner, and such GP Membership

Interests have been validly issued in accordance with the General Partner LLC Agreement. Under the Delaware LLC Act, SMP Holdings will have no obligation to make further payments for its ownership of the GP Membership Interests or contributions to the General Partner solely by reason of its ownership of the GP Membership Interests or its status as the sole member of the General Partner and no personal liability for the debts, obligations and liabilities of the General Partner, whether arising in contract, tort or otherwise, solely by reason of being the sole member of the General Partner. With the consent of the Underwriters, based solely upon a review of the lien searches attached as an exhibit to such counsel’s opinion (the “Lien Search”), such counsel confirms that the GP Membership Interests are free and clear of liens, claims, charges and encumbrances (“Liens”), other than those (i) created by or arising under the Delaware LLC Act or the General Partner LLC Agreement, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under that certain Term Loan Agreement dated as of March 21, 2017, by and among SMP Holdings, as borrower, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative and collateral agent, or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

12. With the consent of the Underwriters, based solely upon a review on the date hereof of the Partnership Agreement and certain resolutions of the board of directors of the General Partner, the General Partner is the sole general partner of the Partnership, and the approximate 2.0% general partner interest in the Partnership (the “General Partner Interest”) and all of the outstanding incentive distribution rights of the Partnership (the “IDRs”) (together with the General Partner Interest, the “GP Ownership Interests”) are owned of record by the General Partner. The issuance and sale of the GP Ownership Interests have been duly authorized by all necessary limited partnership action of the Partnership, and such GP Ownership Interests have been validly issued in accordance with the Partnership Agreement. Under the Delaware LP Act, the General Partner will have no obligation to make further payments for its ownership of the IDRs or contributions to the Partnership solely by reason of its ownership of the IDRs. With the consent of the Underwriters, based solely upon a review of the Lien Search, such counsel confirms that the GP Ownership Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LP Act or the Partnership Agreement, (ii) set forth or described on an exhibit to such counsel’s opinion or (iii) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

13. With the consent of the Underwriters, based solely upon a review on the date hereof of the Midstream LLC Agreement, all of the issued and outstanding limited liability company interests of Summit Midstream (the “Summit Midstream Membership Interests”) are owned of record by the Partnership. The issuance and sale of the Summit Midstream Membership Interests have been duly authorized by all necessary limited liability company action of Summit Midstream, and such Summit Midstream Membership Interests have been validly issued in accordance with the Midstream LLC Agreement. Under the Delaware LLC Act, the Partnership will have no obligation to make further payments for its ownership of the Summit Midstream Membership Interests or contributions to Summit Midstream solely by reason of its ownership of the Summit Midstream Membership Interests or its status as the sole member of Summit Midstream and no personal liability for the debts, obligations and liabilities of Summit Midstream, whether arising in contract, tort or otherwise, solely by reason of being the sole member of Summit Midstream. With the consent of the Underwriters, based solely upon a review of the Lien Search, such counsel confirms that the Summit Midstream Membership Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the Midstream LLC Agreement, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

14. With the consent of the Underwriters, based solely upon a review on the date hereof of the DFW LLC Agreement, all of the issued and outstanding limited liability company interests in DFW (the “DFW Interests”) are owned of record by Summit Midstream. The issuance and sale of the DFW Interests have been duly authorized by all necessary limited liability company action of DFW, and the DFW Interests have been validly issued in accordance with the DFW LLC Agreement. Under the Delaware LLC Act, Summit Midstream will have no obligation to make further payments for its ownership of the DFW Interests, or contributions to DFW solely by reason of its ownership of the DFW Interests or its status as a member of DFW and no personal liability for the debts, obligations and liabilities of DFW, whether arising in contract, tort or otherwise, solely by reason of being a member of DFW. With the consent of the Underwriters, based solely upon a review of the Lien Search, such counsel confirms that the DFW Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the DFW LLC Agreement, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

15. With the consent of the Underwriters, based solely upon a review on the date hereof of the limited liability company agreement of Grand River, all of the issued and outstanding limited liability company interests of Grand River (the “Grand River Interests”) are owned of record by Summit Midstream. The issuance and sale of the Grand River Interests have been duly authorized by all necessary limited liability company action of Grand River, and such Grand River Interests have been validly issued in accordance with the limited liability company agreement of Grand River. Under the Delaware LLC Act, Summit Midstream will have no obligation to make further payments for its ownership of the Grand River Interests or contributions to Grand River solely by reason of its ownership of the Grand River Interests or its status as the sole member of Grand River and no personal liability for the debts, obligations and liabilities of Grand River, whether arising in contract, tort or otherwise, solely by reason of being the sole member of Grand River. With the consent of the Underwriters, based solely upon a review of the Lien Search, such counsel confirms that the Grand River Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the Grand River LLC Agreement, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

16. With the consent of the Underwriters, based solely upon a review on the date hereof of the limited liability company agreement of Bison, all of the issued and outstanding limited liability company interests of Bison (the “Bison Interests”) are owned of record by Summit Midstream. The issuance and sale of the Bison Interests have been duly authorized by all necessary limited liability company action of Bison, and such Bison Interests have been validly issued in accordance with the limited liability company agreement of Bison. Under the Delaware LLC Act, Summit Midstream will have no obligation to make further payments for its ownership of the Bison Interests or contributions to Bison solely by reason of its ownership of the Bison Interests or its status as the sole member of Bison and no personal liability for the debts, obligations and liabilities of Bison, whether arising in contract, tort or otherwise, solely by reason of being the sole member of Bison. With the consent of the Underwriters, based solely upon a review of the Lien Search, such counsel confirms that the Bison Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the Bison LLC Agreement, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

17. With the consent of the Underwriters, based solely upon a review on the date hereof of the limited liability company agreement of Red Rock, all of the issued and outstanding limited liability company interests of Red Rock (the “Red Rock Interests”) are owned of record by Grand River. The issuance and sale of the Red Rock Interests have been duly authorized by all necessary limited liability company action of Red Rock, and such Red Rock Interests have been validly issued in accordance with the limited liability company agreement of Red Rock. Under the Delaware LLC Act, Grand River will have no obligation to make further payments for its ownership of the Red Rock Interests or contributions to Red Rock solely by reason of its ownership of the Red Rock Interests or its status as the sole member of Red Rock and no personal liability for the debts, obligations and liabilities of Red Rock, whether arising in contract, tort or otherwise, solely by reason of being the sole member of Red Rock. With the consent of the Underwriters, based solely upon a review of the Lien Search, such counsel confirms that the Red Rock Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the Red Rock LLC Agreement, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

18. With the consent of the Underwriters, based solely upon a review on the date hereof of the limited liability company agreement of Polar, all of the issued and outstanding limited liability company interests of Polar (the “Polar Interests”) are owned of record by Bison. The issuance and sale of the Polar Interests have been duly authorized by all necessary limited liability company action of Polar, and such Polar Interests have been validly issued in accordance with the limited liability company agreement of Polar. Under the Delaware LLC Act, Bison will have no obligation to make further payments for its ownership of the Polar Interests or contributions to Polar solely by reason of its ownership of the Polar Interests or its status as the sole member of Polar, and no personal liability for the debts, obligations and liabilities of Polar, whether arising in contract, tort or otherwise, solely by reason of being the sole member of Polar. With your consent, based solely upon a review of the Lien Search, we confirm that the Polar Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the limited liability company agreement of Polar, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

19. With the consent of the Underwriters, based solely upon a review on the date hereof of the limited liability company agreement of OpCo GP, all of the issued and outstanding limited liability company interests of OpCo GP (the “OpCo GP Interests”) are owned of record by Summit Midstream. The issuance and sale of the OpCo GP Interests have been duly authorized by all necessary limited liability company action of OpCo GP, and such OpCo GP Interests have been validly issued in accordance with the limited liability company agreement of OpCo GP. Under the Delaware LLC Act, Summit Midstream will have no obligation to make further payments for its ownership of the OpCo GP Interests or contributions to OpCo GP solely by reason of its ownership of the OpCo GP Interests or its status as the sole member of OpCo GP, and no personal liability for the debts, obligations and liabilities of OpCo GP, whether arising in contract, tort or otherwise, solely by reason of being the sole member of OpCo GP. With your consent, based solely upon a review of the Lien Search, we confirm that the OpCo GP Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the limited liability company agreement of OpCo GP, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

20. With the consent of the Underwriters, based solely upon a review on the date hereof of the agreement of limited partnership of OpCo, OpCo GP is the sole general partner of OpCo and owns a non-economic general partner interest in OpCo, and Summit Midstream owns a 99% limited partnership interest in OpCo and Summitt Epping, LLC, a Delaware limited liability company (“Summit Epping”), owns a 1% limited partnership interest (collectively, the “OpCo Interests”). The issuance and sale of the OpCo Interests have been duly authorized by all necessary limited partnership action of OpCo, and such OpCo Interests have been validly issued in accordance with the limited partnership agreement of OpCo. Under the Delaware LP Act, neither Summit Midstream nor Summit Epping will have no obligation to make further payments for their respective ownership of the OpCo Interests or contributions to OpCo solely by reason of its ownership of the OpCo Interests or its status as the sole member of OpCo, and no personal liability for the debts, obligations and liabilities of OpCo, whether arising in contract, tort or otherwise, solely by reason of being a limited partner of OpCo. With your consent, based solely upon a review of the Lien Search, we confirm that the OpCo Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LP Act or the agreement of limited partnership of OpCo, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

21. With the consent of the Underwriters, based solely upon a review on the date hereof of the limited liability company agreement of Utica, all of the issued and outstanding limited liability company interests of Utica (the “Utica Interests”) are owned of record by OpCo. The issuance and sale of the Utica Interests have been duly authorized by all necessary limited liability company action of Utica, and such Utica Interests have been validly issued in accordance with the limited liability company agreement of Utica. Under the Delaware LLC Act, OpCo will have no obligation to make further payments for its ownership of the Utica Interests or contributions to Utica solely by reason of its ownership of the Utica Interests or its status as the sole member of Utica, and no personal liability for the debts, obligations and liabilities of Utica, whether arising in contract, tort or otherwise, solely by reason of being the sole member of

Utica. With your consent, based solely upon a review of the Lien Search, we confirm that the Utica Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the limited liability company agreement of Utica, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

22. With the consent of the Underwriters, based solely upon a review on the date hereof of the limited liability company agreement of Ohio Gathering, Utica owns 40% of the issued and outstanding limited liability company interests of Ohio Gathering (the “Ohio Gathering Interests”). With your consent, based solely upon a review of the Lien Search, we confirm that the Ohio Gathering Interests are free and clear of Liens, other than those (i) created by or arising under the Delaware LLC Act or the limited liability company agreement of Ohio Gathering, (ii) set forth or described on an exhibit to such counsel’s opinion, (iii) arising under the Revolving Credit Agreement or (iv) restrictions on transferability or other Liens described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

23. The Partnership is not, and immediately after giving effect to the sale of the Units in accordance with this Agreement and the application of the proceeds as described in the Prospectus under the caption “Use of Proceeds” will not be required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

24. The opinion of Baker Botts L.L.P. that is filed as Exhibit 8.1 to the Form 8-K filed by the Partnership on November     , 2017 is confirmed and the Underwriters may rely upon such opinion as if it were addressed to the Underwriters.

Such counsel has reviewed the Registration Statement, the Preliminary Prospectus, the pricing information attached as Schedule II to this Agreement (the “Pricing Information Annex”), the Prospectus and the Incorporated Documents and has participated in conferences with officers and other representatives of the Partnership Parties, with representatives of the Partnership’s independent registered public accounting firm and with the Underwriters and their counsel, at which the contents of such documents and related matters were discussed. The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in such documents, and such counsel has not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of such documents involve matters of a non-legal nature. Accordingly, such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in such documents (except to the extent stated in paragraphs 9 and 10 above). Subject to the foregoing and on the basis of the information such counsel gained in the course of performing the services referred to above, such counsel advises the Underwriters that:

(a)     the Registration Statement, as of the latest Effective Date, and the Prospectus, as of its date and the date hereof, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder; and

(b) nothing came to such counsel’s attention that caused it to believe that:

(1) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(2) the Preliminary Prospectus, as of the Applicable Time, when taken together with the Pricing Information Annex, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(3) the Prospectus, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case such counsel has not been asked to, and does not, express any belief with respect to (i) the financial statements and schedules or other financial or accounting information contained or included or incorporated by reference therein or omitted therefrom or (ii) representations and warranties and other statements of fact contained in the exhibits to the Registration Statement or to documents incorporated by reference therein. For purposes hereof, the latest Effective Date of the Registration Statement is deemed to be November 6, 2017, which is the date on which the Partnership filed the Preliminary Prospectus.

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Annex I

Entity	Jurisdiction of Formation	Foreign Qualifications
Summit Midstream Partners, LP	Delaware	Texas; Georgia
Summit Midstream GP, LLC	Delaware	Texas; Georgia
Summit Midstream Holdings, LLC	Delaware	Colorado, Georgia, Texas
Grand River Gathering, LLC	Delaware	Colorado
DFW Midstream Services LLC	Delaware	Texas; West Virginia
Bison Midstream, LLC	Delaware	North Dakota
Red Rock Gathering Company, LLC	Delaware	Colorado; Utah
Polar Midstream, LLC	Delaware	North Dakota
Summit Midstream OpCo, LP	Delaware	None
Summit Midstream Utica, LLC	Delaware	Ohio

Annex I-1

Annex II

Specified Agreements

1.

Third Amended and Restated Credit Agreement, dated as of May 26, 2017, by and among Summit Midstream Holdings, LLC, as borrower, the lenders party thereto and Wells Fargo Bank, N.A., as administrative and collateral agent, as amended

2.	Indenture, dated as of July 15, 2014, by and among Summit Midstream Holdings, LLC, Summit Midstream Finance Corp., the Guarantors party thereto and U.S. Bank National Association

3.	First Supplemental Indenture, dated as of July 15, 2014, by and among Summit Midstream Holdings, LLC, Summit Midstream Finance Corp., the Guarantors party thereto and U.S. Bank National Association

4.

Second Supplemental Indenture, dated as of February 15, 2017, by and among Summit Midstream Holdings, LLC, Summit Midstream Finance Corp., the Guarantors party thereto and U.S. Bank National Association

Annex II-1

EXHIBIT B

FORM OF OPINION OF BROCK M. DEGEYTER

1. The Partnership is a limited partnership under the Delaware Revised Uniform Limited Partnership Act with limited partnership power and authority to own its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus. With the consent of the Underwriters, based solely on certificates from public officials, such counsel confirms that the Partnership is validly existing and in good standing under the laws of the State of Delaware.

2. None of (a) the sale of the Units to be sold by the Partnership under this Agreement, (b) the execution, delivery and performance of this Agreement by the Partnership Parties or (c) the consummation of the transactions contemplated by this Agreement (i) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control, or a default (or an event that, with notice or lapse of time or both, would constitute such an event) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound (excluding the agreements listed on Annex I); (ii) result in the creation of any security interest in, or Lien upon, any property or assets of any of the Partnership Entities or (iii) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or Delaware, Texas or federal body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or is bound, except for such conflicts, violations, breaches or defaults or Liens that, individually or in the aggregate, have not materially impaired and will not materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in this Agreement.

3. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no profits interests or other equity interests, options, warrants, preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities. To the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Series A Preferred Units or other securities of the Partnership.

4. To the knowledge of such counsel, there are no (a) legal or governmental proceedings pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus but are not so described as required by the Securities Act or (b) agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required by the Securities Act.

B-1

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the General Partner and the Partnership and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that such counsel’s opinion is limited to federal laws and the laws of the State of Texas and (iv) state that such counsel expresses no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local tax statutes to which any of the Partnership Entities may be subject.

In addition, such counsel shall state that (A) Baker Botts L.L.P., Richards, Layton & Finger, P.A. and Vinson & Elkins L.L.P. are each authorized to rely upon such opinion letter in connection with the offering as if such opinion letter were addressed and delivered to him on the date hereof and (B) subject to the foregoing, such opinion letter may be relied upon by the Underwriters and their counsel only in connection with the offering and no other use or distribution of this opinion letter may be made without such counsel’s prior written consent.

B-2

EXHIBIT C

FORM OF OPINION OF RICHARDS, LAYTON & FINGER

1. The Amended and Restated Partnership Agreement constitutes a valid and binding obligation of the General Partner, and is enforceable against the General Partner, in its capacity as general partner of the Partnership, in accordance with its terms.

2. The General Partner LLC Agreement constitutes a valid and binding obligation of Summit Midstream Partners Holdings, LLC, and is enforceable against Summit Midstream Partners Holdings, LLC, in its capacity as member of the General Partner, in accordance with its terms.

3. The DFW LLC Agreement constitutes a valid and binding obligation of Summit Midstream and DFW, and is enforceable against Summit Midstream, in its capacity as a member of DFW, and DFW in accordance with its terms.

4. The Grand River LLC Agreement constitutes a valid and binding obligation of Summit Midstream, and is enforceable against Summit Midstream, in its capacity as member of Grand River, in accordance with its terms.

5. The Midstream LLC Agreement constitutes a valid and binding obligation of the Partnership, and is enforceable against the Partnership, in its capacity as member of Summit Midstream, in accordance with its terms.

6. The Bison LLC Agreement constitutes a valid and binding obligation of Summit Midstream, and is enforceable against Summit Midstream, in its capacity as member of Bison, in accordance with its terms.

7. The Red Rock LLC Agreement constitutes a valid and binding obligation of Grand River, and is enforceable against Grand River, in its capacity as a member of Red Rock, in accordance with its terms.

8. The Polar LLC Agreement constitutes a valid and binding obligation of Bison, and is enforceable against Bison, in its capacity as member of Polar, in accordance with its terms.

9. The OpCo Partnership Agreement constitutes a valid and binding obligation of OpCo GP, and is enforceable against OpCo GP, in its capacity as general partner of OpCo, in accordance with its terms.

10. The Summit Utica LLC Agreement constitutes a valid and binding obligation of OpCo, and is enforceable against OpCo, in its capacity as member of Summit Utica, in accordance with its terms.

11. The limited liability company agreement of Ohio Gathering (such agreement, together with any amendments and/or restatements thereof) constitutes a valid and binding obligation of Summit Utica, and is enforceable against Summit Utica, in its capacity as a member of Ohio Gathering, in accordance with its terms.

C-1